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                                   EXHIBIT 6



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                                  ARTHUR ANDERSEN LLP



                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-36329 for Hartford Life Insurance Company Separate Account Five on Form S-6.

                                                      /s/ Arthur Andersen LLP


February 9, 1998
Hartford, Connecticut